Exhibit 22(h)(5)(vi)

FORM OF SCHEDULE A

TO THE AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT

BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

AS OF JUNE 17, 2004

Bull ProFund	ProFund VP Bull
Mid-Cap ProFund	ProFund VP Mid-Cap
Small-Cap ProFund	ProFund VP Small-Cap
OTC ProFund	ProFund VP OTC
Europe 30 ProFund	ProFund VP Japan
Mid-Cap Value ProFund	ProFund VP Europe 30
Mid-Cap Growth ProFund	ProFund VP Mid-Cap Value
Small-Cap Value ProFund	ProFund VP Mid-Cap Growth
Small-Cap Growth ProFund	ProFund VP Small-Cap Value
UltraBull ProFund	ProFund VP Small-Cap Growth
UltraMid-Cap ProFund	ProFund VP Bull Plus
UltraSmall-Cap ProFund	ProFund VP UltraBull
UltraOTC ProFund	ProFund VP UltraMid-Cap
UltraJapan ProFund	ProFund VP UltraSmall-Cap
Bear ProFund	ProFund VP UltraEurope
UltraBear ProFund	ProFund VP UltraOTC
UltraShort OTC ProFund	ProFund VP Bear
Money Market ProFund	ProFund VP UltraBear
Airlines UltraSector ProFund	ProFund VP UltraShort OTC
Banks UltraSector ProFund	ProFund VP Airlines
Basic Materials UltraSector ProFund	ProFund VP Banks
Biotechnology UltraSector ProFund	ProFund VP Basic Materials
Consumer Cyclical UltraSector ProFund	ProFund VP Biotechnology
Consumer Non-Cyclical UltraSector ProFund	ProFund VP Consumer Cyclical
Energy UltraSector ProFund	ProFund VP Consumer Non-Cyclical
Leisure Goods & Services UltraSector ProFund	ProFund VP Energy
Financial UltraSector ProFund	ProFund VP Internet
Healthcare UltraSector ProFund	ProFund VP Leisure Goods & Services
Industrial UltraSector ProFund	ProFund VP Financial
Internet UltraSector ProFund	ProFund VP Healthcare
Oil Drilling Equipment & Services UltraSector	ProFund VP Industrial
ProFund	ProFund VP Oil Drilling Equipment & Services
Pharmaceuticals UltraSector ProFund	ProFund VP Pharmaceuticals
Precious Metals UltraSector ProFund	ProFund VP Precious Metals
Real Estate UltraSector ProFund	ProFund VP Real Estate
Semiconductor UltraSector ProFund	ProFund VP Semiconductor
Technology UltraSector ProFund	ProFund VP Technology
Telecommunications UltraSector ProFund	ProFund VP Telecommunications
Utilities UltraSector ProFund	ProFund VP Utilities

Exhibit 22(h)(5)(vi)

Wireless Communications UltraSector ProFund	ProFund VP Wireless Communications
Asia 30 ProFund	ProFund VP Money Market
UltraDow 30 ProFund	ProFund VP Asia 30
U.S. Government Plus ProFund	ProFund VP UltraDow 30
Short OTC ProFund	ProFund VP U.S. Government Plus
Short Small-Cap ProFund	ProFund VP Short OTC
Rising Rates Opportunity ProFund	ProFund VP Short Small-Cap
Large-Cap Value ProFund	ProFund VP Rising Rates Opportunity
Large-Cap Growth ProFund	ProFund VP Large-Cap Value
Dow 30 ProFund	ProFund VP Large-Cap Growth
Short Dow 30 ProFund	ProFund VP Dow 30
Short Mid-Cap ProFund	ProFund VP Short Dow 30
UltraShort Dow 30 ProFund	ProFund VP Short Mid-Cap
UltraShort Mid-Cap ProFund	ProFund VP UltraShort Dow 30
UltraShort Small-Cap ProFund	ProFund VP UltraShort Mid-Cap
Rising Rates Opportunity 10 ProFund	ProFund VP UltraShort Small-Cap
U.S. Government 30 ProFund

PROFUND ADVISORS LLC a Maryland limited liability company		PROFUNDS a Delaware statutory trust

By:		By:
	Michael L. Sapir Chairman and Chief Executive Officer		Louis M. Mayberg President

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